SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 25, 2005


                            FBR SECURITIZATION, INC.
             (Exact name of registrant as specified in its charter)


           Delaware               333-122578-02                 20-2028732
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

               1001 Nineteenth Street North, Arlington, VA 22209
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (703) 312-9500

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of First NLC Trust 2005-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005 among FBR Securitization, Inc., as Depositor, Litton Loan Servicing LP, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST NLC TRUST 2005-2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein


                  By:   /s/  Thomas Venusti
                        --------------------------------------------
                Name:   Thomas Venusti
               Title:   Assistant Vice President

                Date:   November 30, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                             First NLC Trust 2005-2
                        Statement To Certificateholders
                                 November 25, 2005

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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AV1     187,750,000.00    171,753,825.68     9,401,054.31      613,411.63    10,014,465.94    0.00         0.00    162,352,771.37
AV2     239,730,000.00    239,730,000.00             0.00      895,408.20       895,408.20    0.00         0.00    239,730,000.00
AV3      15,320,000.00     15,320,000.00             0.00       58,540.49        58,540.49    0.00         0.00     15,320,000.00
M1       24,300,000.00     24,300,000.00             0.00       94,528.69        94,528.69    0.00         0.00     24,300,000.00
M2       23,100,000.00     23,100,000.00             0.00       90,656.27        90,656.27    0.00         0.00     23,100,000.00
M3       14,100,000.00     14,100,000.00             0.00       55,578.48        55,578.48    0.00         0.00     14,100,000.00
M4       12,000,000.00     12,000,000.00             0.00       48,540.83        48,540.83    0.00         0.00     12,000,000.00
M5       10,800,000.00     10,800,000.00             0.00       43,872.75        43,872.75    0.00         0.00     10,800,000.00
M6       10,500,000.00     10,500,000.00             0.00       43,286.98        43,286.98    0.00         0.00     10,500,000.00
M7        9,000,000.00      9,000,000.00             0.00       40,978.13        40,978.13    0.00         0.00      9,000,000.00
M8        8,400,000.00      8,400,000.00             0.00       38,969.58        38,969.58    0.00         0.00      8,400,000.00
M9        8,100,000.00      8,100,000.00             0.00       40,716.56        40,716.56    0.00         0.00      8,100,000.00
M10      15,000,000.00     15,000,000.00             0.00       87,671.88        87,671.88    0.00         0.00     15,000,000.00
M11       8,100,000.00      8,100,000.00             0.00       47,342.81        47,342.81    0.00         0.00      8,100,000.00
P               100.00            100.00             0.00      167,911.93       167,911.93    0.00         0.00            100.00
R                 0.00              0.00             0.00            0.00             0.00    0.00         0.00              0.00
RX                0.00              0.00             0.00            0.00             0.00    0.00         0.00              0.00
TOTALS  586,200,100.00    570,203,925.68     9,401,054.31    2,367,415.21    11,768,469.52    0.00         0.00    560,802,871.37

C        13,799,927.00     13,800,027.00             0.00    1,053,964.57     1,053,964.57    0.00         0.00     13,800,027.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
------------------------------------------------------------------------------------------------------------------------------------
AV1     32113JAS4     914.80066940  50.07219340            3.26717246         53.33936586     864.72847601    AV1    4.147500 %
AV2     32113JAT2   1,000.00000000   0.00000000            3.73506945          3.73506945   1,000.00000000    AV2    4.337500 %
AV3     32113JAU9   1,000.00000000   0.00000000            3.82118081          3.82118081   1,000.00000000    AV3    4.437500 %
M1      32113JAV7   1,000.00000000   0.00000000            3.89006955          3.89006955   1,000.00000000    M1     4.517500 %
M2      32113JAW5   1,000.00000000   0.00000000            3.92451385          3.92451385   1,000.00000000    M2     4.557500 %
M3      32113JAX3   1,000.00000000   0.00000000            3.94173617          3.94173617   1,000.00000000    M3     4.577500 %
M4      32113JAY1   1,000.00000000   0.00000000            4.04506917          4.04506917   1,000.00000000    M4     4.697500 %
M5      32113JAZ8   1,000.00000000   0.00000000            4.06229167          4.06229167   1,000.00000000    M5     4.717500 %
M6      32113JBA2   1,000.00000000   0.00000000            4.12256952          4.12256952   1,000.00000000    M6     4.787500 %
M7      32113JBB0   1,000.00000000   0.00000000            4.55312556          4.55312556   1,000.00000000    M7     5.287500 %
M8      32113JBC8   1,000.00000000   0.00000000            4.63923571          4.63923571   1,000.00000000    M8     5.387500 %
M9      32113JBD6   1,000.00000000   0.00000000            5.02673580          5.02673580   1,000.00000000    M9     5.837500 %
M10     32113JBE4   1,000.00000000   0.00000000            5.84479200          5.84479200   1,000.00000000    M10    6.787500 %
M11     32113JBF1   1,000.00000000   0.00000000            5.84479136          5.84479136   1,000.00000000    M11    6.787500 %
P       N/A         1,000.00000000   0.00000000    1,679,119.30000000  1,679,119.30000000   1,000.00000000    P      0.000000 %
TOTALS                972.71209213  16.03727858            4.03857865         20.07585724     956.67481355

C       N/A         1,000.00724642   0.00000000           76.37464821         76.37464821   1,000.00724642    C      0.000000 %
------------------------------------------------------------------------------------------------------------------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Belen Bautista
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com

Sec. 7.14                Interest Proceeds                                                                    3,257,117.87

Sec. 7.14                Principal Proceeds                                                                   9,401,054.31
                         Scheduled Monthly Payments                                                           286,512.21
                         Curtailments                                                                         8,155.60
                         Prepayments in Full                                                                  9,106,386.50
                         Loans Repurchased by Seller                                                          0.00
                         Substitution Amounts                                                                 0.00
                         Net Liquidation Proceeds                                                             0.00

                         Overcollateralization Amount                                                         13,800,027.00
                         Target Overcollateralization Amount                                                  13,800,000.00
                         Overcollateralization Deficency                                                      0.00
                         Monthly Excess Cashflow                                                              1,053,964.57
                         Extra Principal Distribution amount                                                  0.00
                         Overcollateralization Release Amount                                                 0.00

Sec. 7.14                Current Realized Losses                                                              0.00
                         Cummulative Losses since Cut-Off                                                     0.00
                         Cummulative Losses Percentage since Cut-Off                                          0.000000%

Sec. 7.14(xi)            Fees
                         Servicing Fee                                                                        243,228.64
                         Trustee Fee                                                                          3,650.02

Sec. 7.14(xii)           Mortgage Information
                         Number of Loans Outstanding                                                          2,993.00
                         Aggregate Scheduled Balance of Loans                                                 574,602,798.37


Sec. 7.14(xiii)(A-D)     Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                Delinquency by Group
                                Group  1
                                Category           Number          Principal Balance                 Percentage
                                1 Month               94              15,622,319.05                      2.72 %
                                2 Month               33               5,813,545.92                      1.01 %
                                3 Month               12               2,467,258.03                      0.43 %
                                Total                139              23,903,123.00                      4.16 %

                                Delinquency Totals
                                Group Totals
                                Category            Number          Principal Balance                   Percentage
                                1 Month               94              15,622,319.05                      2.72 %
                                2 Month               33               5,813,545.92                      1.01 %
                                3 Month               12               2,467,258.03                      0.43 %
                                Total                139              23,903,123.00                      4.16 %

Sec. 7.14(xiii)(E)       Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                Foreclosure by Group
                                Group                Number of                   Principal Balance          Percentage
                                Number               Loans
                                   1                         0                        0.00                     0.00%

                                Foreclosure Totals
                                Number of                     Principal                Percentage
                                Loans                         Balance
                                   0                             0.00                   0.00%


Sec. 7.14(xiii)(F)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                Bankruptcy by Group
                                Group                   Number of          Principal Balance     Percentage
                                Number                  Loans
                                  1                            2             238,487.87             0.04%

                                Bankruptcy Totals
                                Number of                  Principal              Percentage
                                Loans                       Balance
                                   2                         238,487.87              0.04%

Sec. 7.14(xiii)(G)     Number and Aggregate Principal Amounts of REO Loans
                                REO by Group
                                Group             Number of             Principal Balance        Percentage
                                Number            Loans
                                  1                   0                     0.00                   0.00%

                                REO Totals
                                Number of             Principal                    Percentage
                                Loans                 Balance
                                    0                     0.00                        0.00%


Sec. 7.14(xvi)         Monthly Advances                                                                       0.00

Sec. 7.14              Stepdown Date Has Not Occurred

Sec. 7.14              1-Month LIBOR for Current Distribution Date                                            4.03750%

Sec. 7.14              Net Wac Rate                                                                           6.90800%

Sec. 7.14              Prepayment Penalties                                                                   167,911.93

Section 7.14           Class AV1 Basis Risk Shortfall Paid                                                    0.00
                       Class AV1 Basis Risk Shortfall Remaining                                               0.00

Section 7.14           Class AV2 Basis Risk Shortfall Paid                                                    0.00
                       Class AV2 Basis Risk Shortfall Remaining                                               0.00

Section 7.14           Class AV3 Basis Risk Shortfall Paid                                                    0.00
                       Class AV3 Basis Risk Shortfall Remaining                                               0.00

Section 7.14           Class M1 Basis Risk Shortfall Paid                                                     0.00
                       Class M1 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M2 Basis Risk Shortfall Paid                                                     0.00
                       Class M2 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M3 Basis Risk Shortfall Paid                                                     0.00
                       Class M3 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M4 Basis Risk Shortfall Paid                                                     0.00
                       Class M4 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M5 Basis Risk Shortfall Paid                                                     0.00
                       Class M5 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M6 Basis Risk Shortfall Paid                                                     0.00
                       Class M6 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M7 Basis Risk Shortfall Paid                                                     0.00
                       Class M7 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M8 Basis Risk Shortfall Paid                                                     0.00
                       Class M8 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M9 Basis Risk Shortfall Paid                                                     0.00
                       Class M9 Basis Risk Shortfall Remaining                                                0.00

Section 7.14           Class M10 Basis Risk Shortfall Paid                                                    0.00
                       Class M10 Basis Risk Shortfall Remaining                                               0.00

Section 7.14           Class M11 Basis Risk Shortfall Paid                                                    0.00
                       Class M11 Basis Risk Shortfall Remaining                                               0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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